Exhibit 31.3

CERTIFICATION PURSUANT TO 17 CFR 240.13a-14 PROMULGATED UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lance Arnett, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Power Solutions International, Inc.

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 2, 2022	By:	/s/ Lance Arnett
	Name:	Lance Arnett
	Title:	Chief Executive Officer